MICRO GENERAL CORPORATION
CONVERTIBLE NOTE
(MULTIPLE ADVANCES)

$1,000,000.00Irvine, California
August 1, 1996


     MICRO GENERAL CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor corporation or corporations under the Agreement hereinafter referred to), for value received, hereby promises to pay to CalWest Service Corporation, a California corporation, at its office at 17911 Von Karman Avenue, Suite 500, Irvine, California 92614, or order ("Lender"), the principal sum of One Million Dollars ($1,000,000), or so much thereof as shall have been disbursed by Lender and which at that time remains unpaid, together with simple interest thereon from the date hereof at the rate of nine and one-half percent (9.5%) per annum, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, payable as follows: Accrued interest only on the principal amount hereof shall be payable quarterly in arrears during the first two (2) years of the term hereof commencing August 1, 1996. Thereafter, commencing August 1, 1998, the Note shall be payable in equal quarterly installments of principal and accrued interest thereon until the principal balance and all accrued but unpaid interest thereon is paid in full on or before July 31, 2001, at which time the entire unpaid balance of this Note, including principal and accrued but unpaid interest, shall be due and payable. All payments shall be applied first to accrued interest and then to principal.

     This Note may be prepaid in whole or in part at any time with the prior written consent of Lender so long as the Company gives ten (10) days' prior written notice to Lender of the Company's intent to prepay this Note or any portion hereof. Such notice shall state the proposed payment date (the "Payment Date") and the principal amount to be repaid. At any time during the term hereof, the Lender may, but shall not be obligated to, elect to convert all or any portion of the principal to be repaid on the Payment Date into shares of the Company's common stock (the "Common Stock") at the "Conversion Price" (as that term is defined in the Agreement hereinafter referred to) then in effect by delivering to the Company, to the attention of its President, written notice of its election to exercise its conversion rights as set forth herein. Notwithstanding anything contained herein to the contrary, and notwithstanding the Company's payment of this Note in whole or in part, the Lender shall retain the right to convert the then-outstanding principal balance hereof into the subject shares of Common Stock throughout the five (5) year term of this Note at the Conversion Price.

     Any partial prepayments made hereunder shall be applied to installments due hereunder in inverse order of maturity.

     This Note is duly authorized and issued by the Company, is designated as set forth on the face hereof, and is limited to the aggregate principal amount of $1,000,000.00 issued under and pursuant to that certain Convertible Note Purchase Agreement, dated as of August 1, 1996 (herein called the "Agreement"), duly executed and delivered by the Company and Lender, to which Agreement reference is hereby made for a further description of the rights, limitation of rights, obligations, and duties thereunder of the Company and Lender. In case an Event of Default shall have occurred under this Note or under the Agreement (as the term "Event of Default" is defined in said Agreement), the principal balance hereof and all accrued but unpaid interest thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

     Reference is hereby made to the further provisions of the Agreement, including, without limitation, provisions giving the Lender of this Note the right to convert this Note into Common Stock on the terms and subject to the limitations more fully specified in the Agreement. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Note and not otherwise defined still have the meanings assigned to such terms in the Agreement.


     IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers.


Dated: August 1, 1996                  MICRO GENERAL CORPORATION, the
							"Company"               							By: /s/ Linda Morton
                                          Name: Linda Morton
							Title: Corporate Secretary


GENERAL ASSIGNMENT AND SECURITY AGREEMENT

"Borrower":  Micro General                 "Lender": CalWest Service
									Corporation,
Corporation, a California corporation           a California corporation

"Mailing Address":                         Original Principal Amount:
1740 East Wilshire Boulevard               $1,000,000.00 (the "Loan")
Santa Ana, California   92705
                                    Date of this Assignment:  August 1, 1996



     1. Assignment and Grant of Security Interest; Collateral. For value received, and for the purpose of securing Borrower's obligations under the Loan and all obligations from Borrower to Lender, whenever arising, of whatever kind or nature, Borrower hereby transfers, assigns and sets over unto Lender, and grants to Lender a security interest in, all of Borrower's right, title and interest in and to all of its inventory, accounts receivable, intellectual property and any other of its significant assets (collectively, the "Collateral").

     2. Power of Attorney. Borrower hereby irrevocably appoints Lender as Borrower's attorney in fact (such appointment being coupled with an interest) to demand, receive and enforce any and all of Borrower's rights with respect to the Collateral, and to perform any and all acts in the name of Borrower or, at the option of Lender, in the name of Lender with the same force and effect as if performed by Borrower in the absence of this General Assignment and Security Agreement (the "Assignment").

     3.     Obligations Secured. This Assignment secures:

          (a) payment of the principal sum and interest thereon evidenced by one or more promissory notes (collectively, the "Note"), together with any amendments, extensions or renewals thereof, executed in favor of Lender;

          (b) payment of all other sums, with interest, becoming due and payable to Lender under the Note, or any other document or instrument executed and delivered to Lender by Borrower in connection with the Loan evidenced by the Note (collectively, the "Loan Documents"); and

          (c) except as otherwise provided therein, performance and discharge of each and every obligation and agreement of Borrower under any of the Loan Documents.

     4.     Covenants of Borrower. Borrower agrees as follows:

          (a) to appear in and defend any action or proceeding which affects or purports to affect the Collateral or the security of this Assignment, and to pay all costs and expense thereof and all costs and expenses in any such action or proceeding in which Lender may appear;
          (b) to pay before delinquent all taxes and assessments affecting the Collateral and all costs or penalties thereon;

          (c) not to remove the Collateral, or any part thereof, from its present location without first obtaining the express written consent of Lender, except in the ordinary course of business;

          (d) not to voluntarily transfer or permit any involuntary transfer of the Collateral or any interest therein by way of sale, creation of security interest, levy or other judicial process without first obtaining the written consent of Lender;

          (e) to execute and pay promptly on demand all costs and expenses of filing, and Borrower hereby appoints Lender its attorney-in-fact to execute and file, financing statements, continuation statements, partial releases and termination statements deemed necessary or appropriate by Lender to establish the validity and priority of the security interest of Lender or any modification or expansion thereof and to pay all costs and expenses of any searches required by Lender; and Borrower will pay all other claims and charges which, in the reasonable opinion of Lender, might prejudice, imperil or otherwise affect the Collateral or its security interest therein; and

          (f) to append to this Assignment as an additional exhibit or schedule hereto, and to notify Lender immediately upon becoming the owner of, any Collateral acquired after the date hereof, and to take such other actions as may be necessary to clarify that such after-acquired Collateral is covered by this Assignment.

     5. Warranties of Borrower. Borrower represents, warrants and covenants that:

          (a) With respect to any Collateral in which Borrower has an interest as of the date hereof, Borrower is the legal owner thereof, free of any interest (including, but not limited to, all rights, claims, liens or encumbrances whatsoever), except Lender's interest and the interest of Dito Caree L.P.; and

          (b) With respect to any Collateral in which Borrower has no present interest, Borrower will be, at the time of acquisition of an interest therein, the lawful owner thereof, free of any interest (including, but not limited to, all rights, claims, liens or encumbrances whatsoever), except Lender's interest and the interest of Dito Caree L.P.

     6. Expenses. If Borrower fails to do so within five (5) days after demand, Lender may, but need not, perform any act required of Borrower and may, but need not, pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which, in the judgment of Lender, may affect or appear to affect the security of this Assignment and may, but need not, discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and make any payment for insurance on the Collateral and for maintenance and preservation of the Collateral; all sums so expended shall be immediately paid by Borrower upon demand by Lender, with interest from date of demand at the default rate described in the Note, or, if the Note does not contain a default rate, then with interest at five hundred (500) basis points in excess of the per annum rate provided in the Note, as adjusted from time to time.

     7. Events of Default. Borrower shall be in default under this Assignment upon Borrower being in default or breach of the Note or upon the occurrence of an Event of Default under the Convertible Note Purchase Agreement of even date herewith between Borrower and Lender (the "Note Agreement").

     8. Rights Upon Default. Upon Borrower's default under this Assignment, Lender shall have the right to enforce Borrower's rights with respect to any and/or all of the Collateral. Upon the occurrence of any such default, Lender may, without affecting any of its rights or remedies against Borrower under any other instrument, document or agreement, and may exercise its rights under this Assignment as Borrower's attorney-in-fact or in any other manner permitted by law. In addition, with regard to the Collateral, Lender shall be entitled to exercise all of the rights and remedies available to Lender under the Uniform Commercial Code and all other rights and remedies at law and in equity available to secured creditors in the State of California. Without limiting the generality of the foregoing, upon default and failure to cure:

          (a) Lender may take immediate possession of the Collateral, and Borrower agrees: (1) upon demand, to assemble the Collateral and surrender possession thereof to Lender peaceably at a place designated by Lender; (2) that Lender may employ any and all means reasonably necessary, in its sole discretion, to gain possession of the Collateral; and (3) that Lender, its successors and assigns, agents, servants, attorneys and employees, are hereby released from any cause or causes of action, costs, claims, damages, demands, obligations, losses or liabilities whatsoever claimed to exist by reason of taking possession or removal of the Collateral;

          (b) Lender may sell and dispose of all or any portion of the Collateral as a unit or in parcels upon commercially reasonable terms, at public or private sale, conducted in Orange County, California, or the county and state in which the Collateral is located, with or without removal of the Collateral, upon the premises of Borrower, and upon the terms and in such manner as Lender may determine, upon ten (10) days advance written notice to Borrower setting forth the time and place of such sale. Upon the sale of the Collateral, Lender may retain all proceeds of sale equal to the amount of all indebtedness owed by Borrower to Lender and interest, together with all sums sufficient to satisfy all other obligations of every class and character due by Borrower to Lender by virtue of the provisions hereof, together with all costs incurred by Lender and all charges of making such sale, including all expenses of repossession, storage, preparation for sale, advertising, sale of the Collateral and attorneys' fees and expenses. Lender or its agents, successors or assigns may purchase all or any part of the Collateral at any such sale. Any and all unexpired insurance shall inure to the benefit of and pass to the purchaser of the Collateral at any sale held hereunder.

          (c) In addition to any rights or remedies provided herein, Lender may have and exercise all other rights and remedies as provided for by law, and shall have the right to enforce one or more remedies hereunder successively or concurrently, and such action shall not estop or prevent Lender from pursuing any further remedy which it may have hereunder or by law.

     9.     Waiver.

          (a) Borrower waives all right to require Lender to proceed against any other person or to apply any security which Lender may hold at any time or to pursue any other remedy. Collateral of Borrower of guarantors of the Note or of any other person may be released, substituted or added without affecting the liability of Borrower hereunder. Lender may, at its election, exercise any right or remedy it may have against Borrower or any security held by Lender, including, without limitation, the right to foreclose any such security by judicial or non-judicial sale, without affecting or impairing in any way the rights of Lender hereunder, and Borrower waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Borrower against any party or any such security, whether resulting from such election by Lender or otherwise. Borrower waives any right of subrogation and any right to participate in the Collateral until all obligations hereby secured have been paid in full. Borrower waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower, except performance in full of the Loan Documents, including the full payment of the Note.

          (b) No default shall be waived by Lender except in writing and no waiver of any default shall operate as a waiver of any other default or the same default on a future occasion.

     10. Indemnification. Borrower agrees that Lender shall not be liable to Borrower or to any other person for injury or damage that may result to any person or property by reason of the use or condition of the Collateral or any part thereof, and Borrower further agrees to defend and hold Lender and the Collateral harmless from any and all costs, damages, demands, expenses, claims, losses or liability (including attorneys' fees) arising out of or connected with, directly or indirectly, the use, management or condition of the Collateral or to which Lender may become exposed or which Lender may incur in exercising any of Lender's rights under this Assignment. Borrower acknowledges and agrees that Lender has not assumed and does not hereby assume any of Borrower's obligations or duties under or in connection with the Collateral.

     11. Further Action. The Borrower agrees to do such further acts and things, and to execute and deliver such agreements and instruments, as Lender may at any time reasonably request in connection with the administration or enforcement of this Assignment or related to the Collateral or any part thereof or in order better to assure and confirm unto Lender its rights, powers and remedies hereunder.

     12. Survival. All the representations, warranties and covenants of the parties contained in this Assignment shall survive the execution hereof.

     13.     Time of Essence. Time is of the essence of this Assignment.
     14. Binding Effect. This Assignment and the terms, conditions, covenants and agreements hereof are intended to and shall inure to the benefit of and extend and include the successors and assigns of Lender and shall be binding upon the successors and assigns of Borrower. Lender may assign this Assignment.

     15. Attorneys' Fees. Should suit (including as part of any bankruptcy proceeding) be brought to enforce or construe this Assignment or by reason of any claimed default in the performance hereof by Borrower, the prevailing party therein shall be awarded attorneys' fees as part of the judgment resulting from such suit.

     16. Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, overnight courier, or by facsimile, addressed to the parties as set forth herein. Any such notice shall be deemed received upon the earlier of (a) if personally delivered, the date of delivery to the address of the person to receive such notice, (b) if mailed, four (4) business days after the date of posting by the United States post office, (c) if given by overnight courier, upon receipt by the person to receive such notice, or (d) if sent by facsimile, when sent.

          To the Company:     Micro General Corporation
                              1740 East Wilshire Boulevard
                              Santa Ana, California   92705
                              Attn: President
                              Facsimile:  714/667-5052

          To Lender:          CalWest Service Corporation
                              17911 Von Karman Avenue, Suite 500
                              Irvine, California   92614
                              Attn: President
                              Facsimile:  714/622-4590

Any notice, request, demand, direction or other communication sent by telecopy must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing. Notice of change of address shall be given by written notice in the manner detailed in this Section 110. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.

     17. Governing Law. This Assignment has been negotiated, executed and delivered at and shall be deemed to have been made in the State of California. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     18. Entire Agreement. This Assignment and the Note, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

     19. Controlling Effect. In the event of any inconsistencies between the provisions of this Assignment and the provisions of any other assignment ("Other Assignment") by which specific collateral or rights therein are assigned to Lender, or a security interest therein is assigned to Lender, whether heretofore, concurrently or hereafter executed by Borrower, the provisions of such Other Assignment shall control to the extent of said inconsistency. In the event of any inconsistency between this Assignment and the Note Agreement, the Note Agreement shall control to the extent of such inconsistency.

     20. No Inducement. The parties hereto declare and represent that each has executed this Assignment voluntarily after having had the benefit of such party's separate counsel; that no promise, inducement or agreement not herein expressed has been made to them; and that the terms of this Assignment are contractual and not mere recital.

     21. Miscellaneous. Wherever possible each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Assignment. This Assignment shall not be modified or amended except in writing signed by both parties. This Assignment may be executed and delivered in any number of counterparts, including facsimile counterparts, all of which when executed and delivered shall have the force and effect of an original. In construing this Assignment, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa in any place where the context so requires, and plural terms shall be substituted for singular and singular for plural in any place where the context so requires. The headings in this Assignment are inserted for convenience only and are not a part of the Assignment.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective seals to be hereunto fixed and attested, all as of the day and year first above written.

MICRO GENERAL CORPORATION          CALWEST SERVICE CORPORATION
"Borrower"                                   "Lender"



By: /s/ Linda Morton			By:  /s/ Carl A. Strunk
Name:_____Linda Morton            Name: Carl A. Strunk
Title:__Corporate Secretary       Title:  Vice President